UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 6, 2020
Date of Report (Date of earliest event reported)
Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place 302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (813) 209-0600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class                Trading Symbol(s)     Name of each exchange on which registered
Class A Common Stock            OSG         NYSE
(par value $0.01 per share)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Change in Registrant's Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 6, 2020, Overseas Shipholding Group, Inc. (the "Company") notified Ernst & Young LLP ("EY") which is serving as the Company's independent registered public accounting firm that it would be dismissed effective upon the completion of its engagement relating to the first quarter of 2020. This decision followed an evaluation of audit fees and costs and was at the direction of the Audit Committee (the "Audit Committee") of the Board of Directors of the Company.

EY's audit reports on the Company's financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through April 6, 2020, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act of 1934, as amended ("Regulation S-K"), and the related instructions thereto, with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided EY with the disclosures under this Item 4.01(a), and has requested EY to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of EY's letter, dated April 10, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

With the approval of the Audit Committee, on April 6, 2020, the Company approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2020 to be effective upon the dismissal of EY and subject to the completion of Grant Thornton’s standard client acceptance procedures and execution of an engagement letter.

During the Company's two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through April 6, 2020, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton regarding any of the matters described in Items 304(a)(2)(i) and (ii) of
Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No.        Description
16.1            Letter from EY, dated April 10, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)
Date:    April 10, 2020        By:    /s/ Richard Trueblood
Richard Trueblood
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from EY, dated April 10, 2020.